UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 12, 2007
Third Wave Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-31745	39-1791034

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

502 South Rosa Road,Madison, Wisconsin	53719

(Address of Principal Executive Offices)	(Zip Code)
(608) 273-8933
(Registrant’s Telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
A copy of the news release issued by Third Wave reporting the Digene lawsuit discussed in Item 8.01 is attached as Exhibit 99.1.
Item 8.01. Other Events.
On January 12, 2007, Third Wave Technologies Inc. (“Third Wave”) reported that Digene Corp. has filed a lawsuit in the U.S. District Court for the Western District of Wisconsin in Madison that alleges that Third Wave’s HPV products infringe unidentified claims of U.S. Patent No. 5,643,715.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.
99.1	News Release of Third Wave Technologies, Inc. dated January 12, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD WAVE TECHNOLOGIES, INC.

Date: January 12, 2007	By:	/s/ Cindy S. Ahn

Name: Cindy S. Ahn Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release of Third Wave Technologies, Inc. dated January 12, 2007